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                                                                   EXHIBIT 10.11

                         STOCK SUBSCRIPTION AGREEMENT


     This Stock Subscription Agreement (the "Agreement") is made as of the _____ day of _________________, 199__, by and between Cell Pathways, Inc., a Delaware corporation (the "Corporation"), and _________________________ ("Purchaser").


                             W I T N E S S E T H:

     Whereas, the Corporation hereby agrees to issue and sell to Purchaser, and Purchaser hereby agrees to purchase and pay for, shares of Series F Convertible Preferred Stock of the Corporation.

     Now, Therefore, It Is Agreed between the parties as follows:

     1. Purchaser hereby agrees to purchase from the Corporation and the Corporation agrees to issue and sell to Purchaser ________________ shares of Series F Convertible Preferred Stock (the "Shares") at a purchase price of $3.70 per share, for a total of $________________.

     2. The issuance of the Shares shall take place promptly after receipt of funds ("Closing Date").

     3. On the Closing Date, the Corporation will deliver to Purchaser a certificate registered in Purchaser's name representing the number of Shares purchased on such Closing Date. Purchaser will pay the purchase price for the Shares being purchased by delivery to the Company of a check in the amount of $________________, or by wiring such amount to the account of Cell Pathways, Inc., No. 7867646 with the Northern Trust Company at 50 South LaSalle Street, Chicago, Illinois 60675, using Bank Routing Number 071000152.

     4. Purchaser acknowledges that he is aware that the Shares to be issued to him by the Corporation pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the "Act"), and that the Shares are deemed to constitute "restricted securities" under Rule 144 promulgated under the Act. In this connection, Purchaser warrants and represents to the Corporation that Purchaser is obtaining the Shares for Purchaser's own account and Purchaser has no present intention of distributing or selling said Shares except as permitted under the Act and applicable state securities laws. Purchaser further warrants and represents that Purchaser has either (i) a preexisting personal or business relationship with the Corporation or any of its officers, directors or controlling persons, or (ii) the capacity to protect his own interests in connection with the purchase of the Shares by virtue of the business or financial expertise

                                      1.
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of any professional advisors to Purchaser who are unaffiliated with and who are not compensated by the Corporation or any of its affiliates, directly or indirectly. Purchaser further acknowledges that the exemption from registration under Rule 144 will not be available for at least three years from the date of receipt of the Shares unless at least two years from the date of receipt (i) a public trading market then exists for the Common Stock of the Corporation, (ii) adequate information concerning the Corporation is then available to the public, and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made only in limited amounts in accordance with such terms and conditions and that after ninety days after the Corporation becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Shares may be resold by persons other than affiliates in reliance on Rule 144 without compliance with paragraphs (c), (d), (e) and
(h) thereof, and by affiliates without compliance with paragraph (d) thereof.

     5. All certificates representing the Shares shall have endorsed thereon the following legends:

          (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THUS MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACTS OF 1933, AS AMENDED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

          (b) "THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN AN AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED AS OF DECEMBER 31, 1996, BY AND AMONG THE COMPANY AND ITS STOCKHOLDERS, A COPY OF WHICH STOCKHOLDERS' AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF UPON REQUEST AND WITHOUT CHARGE."

          (c) "THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF COMPANY STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS."

          (d) Any legend required to be placed thereon by appropriate state Blue Sky officials.

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     6.   Without in any way limiting the foregoing, Purchaser further agrees that he shall in no event make any disposition of all or any portion of the Shares which he is being issued unless and until:

          (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

          (b) (i) He shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, (ii) he shall have furnished the Corporation with an opinion of his own counsel to the effect that such disposition will not require registration of such shares under the Act, and
(iii) such opinion of his counsel shall have been concurred in by counsel for the Corporation, such concurrence not to be unreasonably withheld, and the Corporation shall have advised him of such concurrence.

     7. The Corporation shall not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

     8. As also set forth in the Stockholders' Agreement, dated as of December 31, 1996, Purchaser hereby agrees that for a period of up to a maximum of 180 days following the effective date of the first registration statement of the Corporation covering Common Stock (or other securities) to be sold on its behalf in an underwritten public offering, he shall not, to the extent requested by the Corporation and any underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Corporation held by him at any time during such period except Common Stock included in such registration.

     In order to enforce the foregoing covenant, the Corporation may impose stop-transfer instructions with respect to the Common Stock held by Purchaser (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

      9. Purchaser hereby makes, constitutes and appoints Richard H. Troy, or his successors, the true and lawful Attorney-in-Fact of Purchaser (said person, or his successor, being herein referred to as the "Attorney-in-Fact") with full power and authority in the name and on behalf of Purchaser to enter into the Third Amended and Restated Stockholder Agreement. This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the

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Corporation and the other Purchasers who purchase the Shares, and, for the purposes of completing the purchase, this Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by any act of the Purchaser or by operation of law. The Attorney-in-Fact in his place and stead, and Purchaser hereby ratifies and confirms all that the Attorney-in-Fact or substitute or substitutes shall do by virtue of these presents.

     10. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

     11. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or delivery by facsimile or express courier, or 4 days after deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto at its address or facsimile number hereinafter shown below its signature or at such other address as such party may designate by ten days' advance written notice to the other party hereto.

     12. This Agreement shall be governed by the laws of the State of Delaware and interpreted and determined in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to contracts made and to be performed entirely in Delaware by residents of that state.

     13. This Agreement shall inure to the benefit of the successors and assigns of the Corporation and, subject to the restrictions on transfer herein set forth, shall be binding upon Purchaser, his heirs, executors, administrators, successors and assigns.

     14. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

                                      4.
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     In Witness Whereof, the parties hereto have executed this Agreement as of the day and year first above written.

                                        Cell Pathways, Inc.


                                        By:
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                                        Title:
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                                        Address:
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                                        Facsimile No.:
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                                        Purchaser:


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                                        Address:
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                                        Facsimile No.:
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                                      5.